EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No.33-81276 (1994 Stock Option Plan), 333-92143 (1999 Stock Option Plan), and33-97850 (Employee Stock Purchase Plan), each on Form S-8, and Registration Statement No. 33-94378 (Dividend Reinvestment Plan) on Form S-3, of our report dated January 25, 2002, included in the Annual Report to Shareholders of Southwest Bancorp, Inc. for the year ended December 31, 2001.


                                                /s/ Ernst & Young LLP

March 14, 2002